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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  December 13, 2004
                                                 (December 10, 2004)
                                                ---------------------------

                            Park National Corporation
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             (Exact name of registrant as specified in its charter)

           Ohio                           1-13006               31-1179518
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(State or other jurisdiction            (Commission            (IRS Employer
     of incorporation)                  File Number)         Identification No.)

50 North Third Street, P.O. Box 3500, Newark, Ohio                 43058-3500
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    (Address of principal executive offices)                       (Zip Code)

                                 (740) 349-8451
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              (Registrant's telephone number, including area code)

                                 Not Applicable
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
         CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Section 8 - Other Events

Item 8.01 - Other Events.

On December 10, 2004, Park National Corporation (Park) and First Federal Bancorp, Inc. (First Federal) issued a news release announcing that Park had received the final regulatory approval for its acquisition of First Federal and its banking subsidiary, First Federal Savings Bank of Eastern Ohio (FFSB). Banking authorities have also approved the merger of FFSB with Park affiliate Century National Bank (Century). The mergers are anticipated to be effective December 31, 2004.

In August, Park and First Federal jointly announced the signing of a merger agreement which will result in Park's acquisition of First Federal and the merger of FFSB with Park subsidiary Century National Bank. FFSB and Century are both headquartered in Zanesville, Ohio.

First Federal shareholders will receive $13.25 per share in an all-cash transaction in January after the mergers are completed.

Section 9 - Financial Statements and Exhibits

Item 9.01 - Financial Statements and Exhibits.

(a)     Not applicable

(b)     Not applicable

(c) Exhibits. The following exhibit is being filed with this Current Report on Form 8-K:

           Exhibit No.     Description
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              99.1         News Release issued by Park National Corporation
                           and First Federal Bancorp, Inc. on December 10,
                           2004 announcing final regulatory approval for merger.




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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   PARK NATIONAL CORPORATION


Dated: December 13, 2004                           By: /s/ John W. Kozak
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                                                       John W. Kozak
                                                       Chief Financial Officer




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                                INDEX TO EXHIBITS


                           Current Report on Form 8-K
                             Dated December 13, 2004


                            Park National Corporation

Exhibit No.             Description
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    99.1                News Release issued by Park National Corporation and
                        First Federal Bancorp, Inc. on December 10, 2004 announcing final regulatory approval for merger.



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